Exhibit 32.1

 CERTIFICATION OF OFFICERS
 OF RAPID LINK, INCORPORATED
 PURSUANT TO 18 USC S 1350

 Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Rapid Link, Incorporated (the "Company") does hereby certify, to such officer's knowledge, that:

 (a) The quarterly report on Form 10-QSB for the period ended July 31, 2006 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

 (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Dated: September 14, 2006

 /s/ John A. Jenkins
 John A. Jenkins
 Chief Executive Officer


 Dated: September 14, 2006


 /s/ Christopher J. Canfield
 Christopher J. Canfield
 Chief Financial Officer